Heller Equipment Asset Receivables Trust 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Sep-01

Collection Period                                              August 2, 2001        to                    September 1, 2001
Determination Date                                          September 1, 2001
Distribution Date                                          September 14, 2001

Available Amounts

           Scheduled Payments plus Payaheads, net of Excluded Amounts             5,534,160.90
           Prepayment Amounts                                                        52,198.62
           Recoveries                                                                 5,460.46
           Investment Earnings on Collection Account and Reserve Fund                13,877.87
           Late Charges                                                               7,082.56
           Servicer Advances                                                      1,945,278.04

           Total Available Amounts                                                7,558,058.45
                                                                                  ------------

Payments on Distribution Date

   (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                 0.00

    (A)    Unreimbursed Servicer Advances to the Servicer                                 0.00

    (B)    Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer           0.00

    (C)    Interest due to Class A-1 Notes                                                0.00

    (D)    Interest due to Class A-2 Notes                                                0.00

    (E)    Interest due to Class A-3 Notes                                          487,620.88

    (F)    Interest due to Class A-4 Notes                                          380,594.75

    (G)    Interest due to Class B Notes                                             16,564.72

    (H)    Interest due to Class C Notes                                             16,901.80

    (I)    Interest due to Class D Notes                                             28,545.26

    (J)    Interest due to Class E Notes                                             18,356.02

    (K)    Class A-1 Principal Payment Amount                                             0.00

    (L)    Class A-2 Principal Payment Amount                                             0.00

    (M)    Class A-3 Principal Payment Amount                                     6,609,475.02

    (N)    Class A-4 Principal Payment Amount                                             0.00

    (O)    Class B Principal Payment Amount                                               0.00

    (P)    Class C Principal Payment Amount                                               0.00

    (Q)    Class D Principal Payment Amount                                               0.00

    (R)    Class E Principal Payment Amount                                               0.00

    (S)    Additional Principal to Class A-1 Notes                                        0.00

    (T)    Additional Principal to Class A-2 Notes                                        0.00

    (U)    Additional Principal to Class A-3 Notes                                        0.00

    (V)    Additional Principal to Class A-4 Notes                                        0.00

    (W)    Additional Principal to Class B Notes                                          0.00

    (X)    Additional Principal to Class C Notes                                          0.00

    (Y)    Additional Principal to Class D Notes                                          0.00

    (Z)    Additional Principal to Class E Notes                                          0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer               0.00
   (AB)    Deposit to the Reserve Fund                                                    0.00
   (AC)    Excess to Certificateholder                                                    0.00

           Total distributions to Noteholders and Certificateholders              7,558,058.45
                                                                                  ------------

Heller Equipment Asset Receivables Trust 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only

           Trustee fees due on Distribution Date                                                                               0.00


Unreimbursed Servicer Advances

           Unreimbursed Servicer Advances                                                                                      0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred

    (i)    Servicing Fee Percentage                                                                                           0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                          158,305,438.86
   (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                             0.00

   (iv)    Servicing Fee accrued but not paid in prior periods                                                                 0.00

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                                0.00

           Servicing Fee carried forward                                                                                       0.00

           Monthly Servicing Fee distributed                                                                                   0.00


Class A-1 Interest Schedule

           Opening Class A-1 principal balance                                                                                    -
           Class A-1 Interest Rate                                                                                         6.12905%
           Number of days in Accrual Period                                                                                      31
           Current Class A-1 interest due                                                                                      0.00
           Class A-1 interest accrued but not paid in prior periods                                                            0.00
           Total Class A-1 interest due                                                                                        0.00
           Class A-1 interest carried forward                                                                                  0.00

           Class A-1 interest distribution                                                                                     0.00


Class A-2 Interest Schedule

           Opening Class A-2 principal balance                                                                                    -
           Class A-2 Interest Rate                                                                                         6.50000%
           Current Class A-2 interest due                                                                                      0.00
           Class A-2 interest accrued but not paid in prior periods                                                            0.00
           Total Class A-2 interest due                                                                                        0.00
           Class A-2 interest carried forward                                                                                  0.00

           Class A-2 interest distribution                                                                                     0.00


Class A-3 Interest Schedule

           Opening Class A-3 principal balance                                                                        87,991,737.86
           Class A-3 Interest Rate                                                                                         6.65000%
           Current Class A-3 interest due                                                                                487,620.88
           Class A-3 interest accrued but not paid in prior periods                                                            0.00
           Total Class A-3 interest due                                                                                  487,620.88
           Class A-3 interest carried forward                                                                                  0.00

           Class A-3 interest distribution                                                                               487,620.88


Class A-4 Interest Schedule

           Opening Class A-4 principal balance                                                                        67,262,695.00
           Class A-4 Interest Rate                                                                                         6.79000%
           Current Class A-4 interest due                                                                                380,594.75
           Class A-4 interest accrued but not paid in prior periods                                                               -
           Total Class A-4 interest due                                                                                  380,594.75
           Class A-4 interest carried forward                                                                                     -

           Class A-4 interest distribution                                                                               380,594.75


Class B Interest Schedule

           Opening Class B principal balance                                                                           2,889,195.95
           Class B Interest Rate                                                                                           6.88000%
           Current Class B interest due                                                                                   16,564.72
           Class B interest accrued but not paid in prior periods                                                                 -
           Total Class B interest due                                                                                     16,564.72
           Class B interest carried forward                                                                                       -

           Class B interest distribution

Class C Interest Schedule

           Opening Class C principal balance                                                                            2,889,195.95
           Class C Interest Rate                                                                                            7.02000%
           Current Class C interest due                                                                                    16,901.80
           Class C interest accrued but not paid in prior periods                                                                  -
           Total Class C interest due                                                                                      16,901.80
           Class C interest carried forward                                                                                        -

           Class C interest distribution                                                                                   16,901.80


Class D Interest Schedule

           Opening Class D principal balance                                                                            4,622,713.40
           Class D  Interest Rate                                                                                           7.41000%
           Current Class D interest due                                                                                    28,545.26
           Class D interest accrued but not paid in prior periods                                                               0.00
           Total Class D interest due                                                                                      28,545.26
           Class D interest carried forward                                                                                     0.00

           Class D interest distribution                                                                                   28,545.26


Class E Interest Schedule

           Opening Class E principal balance                                                                            2,311,356.38
           Class E  Interest Rate                                                                                           9.53000%
           Current Class E interest due                                                                                    18,356.02
           Class E interest accrued but not paid in prior periods                                                               0.00
           Total Class E interest due                                                                                      18,356.02
           Class E interest carried forward                                                                                     0.00

           Class E interest distribution                                                                                   18,356.02


Class A-1 Principal Schedule

           Class A-1 Maturity Date                                                                                   January 7, 2005
    (i)    Opening Class A-1 principal balance                                                                                  0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance                                167,966,894.54
   (iii)   ADCB as of last day of the Collection Period                                                               150,418,339.46
           Monthly Principal Amount ( (ii) - (iii) )                                                                   17,548,555.08
   (iv)    Class A-1 Principal Payment Amount                                                                                   0.00
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                       0.00
           Class A-1 Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class A-1                                                                                     0.00

           Class A-1 Principal Balance after current distribution                                                               0.00


Class A Principal Payment Amount

    (i)    Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                                 155,254,432.86
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                                             141,393,239.09
           Class A Principal Payment Amount                                                                            13,861,193.77
           Funds available for distribution after Class A-1 distribution                                                6,609,475.02


Class A-2 Principal Schedule

           Opening Class A-2 principal balance                                                                                  0.00
           Class A-2  Principal Payment Amount                                                                                  0.00
           Class A-2 Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class A-2                                                                                     0.00

           Class A-2 principal balance after current distribution                                                               0.00

Class A-3 Principal Schedule

           Opening Class A-3 principal balance                                                                       87,991,737.86
           Class A-3 Principal Payment Amount                                                                        13,861,193.77
           Class A-3 Principal Payment Amount distribution                                                            6,609,475.02
           Principal carryforward Class A-3                                                                          (7,251,718.75)

           Class A-3 principal balance after current distribution                                                    81,382,262.84


Class A-4 Principal Schedule

           Opening Class A-4 principal balance                                                                       67,262,695.00
           Class A-4 Principal Payment Amount                                                                                 0.00
           Class A-4 Principal Payment Amount distribution                                                                    0.00
           Principal carryforward Class A-4                                                                                   0.00

           Class A-4 principal balance after current distribution                                                    67,262,695.00


Class B Principal Schedule

           Opening Class B principal balance                                                                          2,889,195.95
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                                             1,880,229.41
           Class B Floor                                                                                              7,915,195.48
           Class B Principal Payment Amount due                                                                               0.00
           Class B Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class B                                                                                     0.00

           Class B principal balance after current distribution                                                       2,889,195.95


Class C Principal Schedule

           Opening Class C principal balance                                                                          2,889,195.95
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                                             1,880,229.41
           Class C Floor                                                                                              2,889,195.95
           Class C Principal Payment Amount due                                                                               0.00
           Class C Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class C                                                                                     0.00

           Class C principal balance after current distribution                                                       2,889,195.95


Class D Principal Schedule

           Opening Class D principal balance                                                                          4,622,713.40
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                                             3,008,366.89
           Class D Floor                                                                                              4,622,713.40
           Class D Principal Payment Amount due                                                                               0.00
           Class D Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class D                                                                                     0.00

           Class D principal balance after current distribution                                                       4,622,713.40

Class E Principal Schedule

           Opening Class E principal balance                                                                          2,311,356.38
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                                             1,504,183.29
           Class E Floor                                                                                              2,311,356.38
           Class E Principal Payment Amount due                                                                               0.00
           Class E Principal Payment Amount distribution                                                                      0.00
           Principal carryforward Class E                                                                                     0.00

           Class E principal balance after current distribution                                                       2,311,356.38

Additional Principal Schedule

           Floors applicable (Yes/No)                                                                                           Yes
           Monthly Principal Amount                                                                                   17,548,555.08
           Sum of Principal Payments payable on all classes                                                           13,861,193.77
           Additional Principal  payable                                                                               3,687,361.31
           Additional Principal available, if payable                                                                          0.00

           Class A-1 Additional Principal allocation                                                                           0.00
           Class A-1 principal balance after current distribution                                                                 -

           Class A-2 Additional Principal allocation                                                                           0.00
           Class A-2 principal balance after current distribution                                                                 -

           Class A-3 Additional Principal allocation                                                                           0.00
           Class A-3 principal balance after current distribution                                                     81,382,262.84

           Class A-4 Additional Principal allocation                                                                           0.00
           Class A-4 principal balance after current distribution                                                     67,262,695.00

           Class B Additional Principal allocation                                                                             0.00
           Class B principal balance after current distribution                                                        2,889,195.95

           Class C Additional Principal allocation                                                                             0.00
           Class C principal balance after current distribution                                                        2,889,195.95

           Class D Additional Principal allocation                                                                             0.00
           Class D principal balance after current distribution                                                        4,622,713.40

           Class E Additional Principal allocation                                                                             0.00
           Class E principal balance after current distribution                                                        2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer

    (i)    Servicing Fee Percentage                                                                                           0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                          158,305,438.86
   (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                     52,768.48
   (iv)    Servicing Fee accrued but not paid in prior periods                                                           461,288.15
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                          514,056.63
           Servicing Fee carried forward                                                                                 514,056.63

           Monthly Servicing Fee distributed                                                                                   0.00


Reserve Fund Schedule

           Initial ADCB                                                                                              365,558,126.61
           10% of Initial ADCB                                                                                        36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date                           167,966,894.54

           ADCB as of the end of the Collection Period                                                               150,418,339.46
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                           1,175,768.26
           Prior month Reserve Fund balance                                                                            1,170,398.75
           Deposit to Reserve Fund - excess funds                                                                              0.00
           Interim Reserve Fund Balance                                                                                1,170,398.75
           Current period draw on Reserve Fund for Reserve Interest Payments                                                   0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                                  0.00
           Excess to Certificateholder                                                                                         0.00
           Ending Reserve Fund balance                                                                                 1,170,398.75


           Reserve Fund balance as a percentage of aggregate note balances as of the first day of the Collection Period       0.70%
           Investment Earnings on Reserve Account                                                                          3,384.93

Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


           Class A-1
           Class A-1 principal balance                                                                          -
           Initial Class A-1 principal balance                                                      93,400,101.00

           Note factor                                                                                0.000000000


           Class A-2
           Class A-2 principal balance                                                                       0.00
           Initial Class A-2 principal balance                                                      77,498,323.00

           Note factor                                                                                0.000000000


           Class A-3
           Class A-3 principal balance                                                              81,382,262.84
           Initial Class A-3 principal balance                                                     105,463,520.00

           Note factor                                                                                0.771662683


           Class A-4
           Class A-4 principal balance                                                              67,262,695.00
           Initial Class A-4 principal balance                                                      67,262,695.00

           Note factor                                                                                1.000000000


           Class B
           Class B principal balance                                                                 2,889,195.95
           Initial Class B principal balance                                                         4,569,477.00

           Note factor                                                                                0.632281539


           Class C
           Class C principal balance                                                                 2,889,195.95
           Initial Class C principal balance                                                         4,569,477.00

           Note factor                                                                                0.632281539


           Class D
           Class D principal balance                                                                 4,622,713.40
           Initial Class D principal balance                                                         7,311,163.00

           Note factor                                                                                0.632281540


           Class E
           Class E principal balance                                                                 2,311,356.38
           Initial Class E principal balance                                                         3,655,581.00

           Note factor                                                                                0.632281539

Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule

     (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            167,966,894.54
    (ii)   Overcollateralization Balance as of the preceding Distribution Date                                                  0.00
   (iii)   Monthly Principal Amount                                                                                    17,548,555.08
    (iv)   Available Amounts remaining after the payment of interest                                                    6,609,475.02
     (v)   ADCB as of the end of the Collection Period                                                                150,418,339.46
           Cumulative Loss Amount                                                                                      10,939,080.06


Class B Floor Calculation

           Class B Floor percentage                                                                                            1.86%
           Initial ADCB                                                                                               365,558,126.61
           Cumulative Loss Amount for current period                                                                   10,939,080.06
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
           Overcollateralization Balance                                                                                9,823,265.73
           Class B Floor                                                                                                7,915,195.48


Class C Floor Calculation

           Class C Floor percentage                                                                                            1.47%
           Initial ADCB                                                                                               365,558,126.61
           Cumulative Loss Amount for current period                                                                   10,939,080.06
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
           Overcollateralization Balance                                                                                6,934,069.78
           Class C Floor                                                                                                2,889,195.95


Class D Floor Calculation

           Class D Floor percentage                                                                                            1.09%
           Initial ADCB                                                                                               365,558,126.61
           Cumulative Loss Amount for current period                                                                   10,939,080.06
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                       2,311,356.38
           Class D Floor                                                                                                4,622,713.40


Class E Floor Calculation

           Class E Floor percentage                                                                                            0.47%
           Initial ADCB                                                                                               365,558,126.61
           Cumulative Loss Amount for current period                                                                   10,939,080.06
           Overcollateralization Balance                                                                                        0.00
           Class E Floor                                                                                                2,311,356.38


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                  Yes

An Event of Default has occurred  (Yes/No)                                                                                        No


10% Substitution Limit Calculation

           ADCB as of the Cut-off Date:                                                                               365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                                 2337681.79
           Percentage of Substitute Contracts replacing materially modified contracts                                    0.006394829

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                   No


5% Skipped Payment Limit Calculation

           The percent of contracts with Skipped Payment modifications                                                   0.000805765
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                       No
           Any Skipped Payments have been deferred later than January 1, 2006                                                     No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data

ADCB as of the first day of the Collection Period                158,305,438.86
           Principal collections                                   5,664,369.47
           Prepayment Amounts                                         51,890.95
           Defaulted Contracts                                     2,234,506.09
           Change in payaheads                                       (63,667.11)
           Other items including Substitutions
            and Repurchases                                                0.00
ADCB as of the last day of the Collection Period                 150,418,339.46

DCB as of the first day of the Collection Period of
 Contracts that became Defaulted Contracts                         2,234,506.09
Number of Contracts that became Defaulted Contracts
 during the period                                                            3
Defaulted Contracts as a percentage of ADCB (annualized)                  17.83%

DCB of Contracts as of the last day of the Collection
 Period that became Prepaid Contracts                                 45,959.52
Number of Prepaid Contracts as of the last day of the
 Collection Period                                                            1

DCB of Contracts as of the last day of the Collection
 Period that were added as Substitute Contracts                            0.00
Number of Substitute Contracts as of the last day of
 the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection
 Period that became Warranty Contracts                                     0.00
Number of Warranty Contracts as of the last day of the
 Collection Period                                                            0

Recoveries collected relating to Defaulted Contracts
 as of the last day of the Collection Period                           5,460.46

Cumulative Servicer Advances paid by the Servicer                 17,916,855.10
Cumulative reimbursed Servicer Advances                           15,971,577.06


Delinquencies and Losses                   Dollars               Percent
------------------------                   -------               -------
     Current                           135,904,293.05             90.35%
     31-60 days past due                 8,386,176.85              5.58%
     61-90 days past due                 2,652,686.59              1.76%
     Over 90 days past due               3,475,182.97              2.31%
     Total                             150,418,339.46            100.00%

     31+ days past due                  14,514,046.41              9.65%


    (i)    Cumulative ADCB of Defaulted Contracts
            (cumulative gross losses to date)                     17,984,972.07
   (ii)    Cumulative Recoveries realized on
            Defaulted Contracts                                    3,692,645.04
           Cumulative net losses to date ( (i) - (ii) )           14,292,327.03
           Cumulative net losses as a percentage
            of the initial ADCB                                            3.91%